                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  MAY 20, 2002
                                                        --------------


                       FAIRPOINT COMMUNICATIONS, INC.
                       ------------------------------
           (Exact Name of Registrant as specified in its charter)



          DELAWARE                 333-56365                13-3725229
      ---------------          ---------------            ---------------
 (State or other jurisdiction   (Commission File          (IRS Employer
       of incorporation)            Number)             Identification No.)





      521 EAST MOREHEAD STREET, SUITE 250, CHARLOTTE, NORTH CAROLINA 28202
      --------------------------------------------------------------------
            (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (704) 344-8150
                                                          ---------------


                                       N/A
                                     ------
         (Former name or former address, if changed since last report):

Item 5. Other Events

    On May 20, 2002, Eugene B. Johnson and Walter E. Leach, executive officers of FairPoint Communications, Inc. (the "Company"), participated in a high yield conference sponsored by Bank of America. The presentation is attached hereto as
Exhibit 99.1.

Item 7. Financial Statements and Exhibits

(c) Exhibits

    *99.1      High Yield Presentation, dated May 20, 2002.

--------
* Filed herewith.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 FAIRPOINT COMMUNICATIONS, INC.


                                 By:    /s/ Walter E. Leach, Jr.
                                    ---------------------------------------
                                    Name:   Walter E. Leach, Jr.
                                    Title:  Senior Vice President and
                                            Chief Financial Officer


Date: May 20, 2002